SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
(Each, a “Portfolio” and together, the “Portfolios”)

The following changes are effective immediately:

Each Portfolio’s statement of additional information is amended to reflect that the advisory fees listed under “Adviser” and a portion of the administrative services fees listed in the section entitled “Administrator” that cover fund-level services are now provided under an investment management agreement.  Previously, advisory services were provided pursuant to an investment advisory agreement and fund-level administrative services had been provided under a separate administration agreement (the “Prior Administration Agreement”). The fees covering class-level administrative services for each Portfolio that were previously provided under the Prior Administration Agreement are now provided under a separate class-level administration agreement.

Accordingly, the advisory fee table listed under “Adviser” is replaced with the below management fee table:

Fee	As a % of Portfolio’s Average Daily Net Assets
First $1 billion	0.250%
Next $4 billion	0.225%
Next $5 billion	0.190%
Over $10 billion	0.180%

In addition, the table under the heading “Administrator” is replaced with the following class-level administrative services fee table:

Class-Level Administrative Services Fee
Share Class	% of Average Daily Net Assets
Single Class	0.21%

Each Portfolio’s statement of additional information is revised to add the below language to the end of the section entitled “Permitted Investment Activities and Certain Associated Risks”.

Liquidation Risk

There can be no assurance that the Fund will grow to or maintain a viable size. To the extent that the Fund does not grow to or maintain a viable size, it may be liquidated, and the expenses, timing and tax consequences of such liquidation may not be favorable to some shareholders. In addition, pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder (collectively known as the "Volcker Rule"), if the Manager and/or its affiliates own 25% or more of the outstanding shares of the Fund more than one year after the Fund's inception date (or such longer period as may be permitted by the Federal Reserve Board and/or other federal regulatory agencies overseeing the Volcker Rule), the Fund will be subject to restrictions on trading that will adversely impact the Fund's ability to execute its investment strategy. Should this occur, the Fund may be liquidated, or the Manager and/or its affiliates may be required to reduce their ownership interests in the Fund, either of which may result in gains or losses, increased transaction and other costs and adverse tax consequences. In addition, other large shareholders controlling a significant portion of the Fund's shares, such as other funds, institutional investors, financial intermediaries, individuals and other accounts, may elect to redeem a portion or all of their shares at any time, and the Fund may no longer be able to maintain a viable size after meeting the redemption request. In these circumstances, the Fund's board may determine to liquidate the Fund. Other factors and events that may lead to the liquidation of the Fund include changes in laws or regulations governing the Fund or affecting the type of assets in which the Fund invests, or economic developments or trends having a significant adverse impact on the business or operations of the Fund. Under the Declaration of Trust, the Fund's board is authorized to liquidate, dissolve and terminate the Fund or any share class of the Fund without obtaining any authorization or vote of shareholders.

In the event of the Fund's liquidation, shareholders holding Fund shares through tax-deferred accounts would receive a liquidating distribution, and depending on the arrangements with the custodian of account assets, receipt of the distribution may be taxable to the account beneficiary and/or subject to tax penalties.

July 1, 2015